33

Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Gary A. Kajtoch, the Treasurer of Evans Bancorp, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Quarterly Report of Evans Bancorp, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2009 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and (2) the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Evans Bancorp, Inc.
Date: May 13, 2009

By: Name:	/s/Gary A. Kajtoch Gary A. Kajtoch
Title:	Treasurer
(Principal Financial Officer)